Exhibit 99.1

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated as of August 10, 2007 (this “Agreement”), by and between Mission Community Bancorp, a California corporation (the “Purchaser”), and Fannie Mae, a corporation organized under the laws of the United States of America (the “Seller”).

WHEREAS, the Seller owns shares of common stock, no par value per share (the “Common Stock”), of Purchaser (also referred to herein as the “Issuer”); and

WHEREAS, the Seller desires to sell some or all of such shares of Common Stock to the Purchaser, and the Purchaser desires to purchase such shares from the Seller in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements and warranties contained herein, the sufficiency of which consideration is hereby acknowledged, the parties agree as follows:

1.             Definitions.  When used herein, the following terms shall have the following meanings:

“Encumbrance” means any pledge, hypothecation, assignment, lien, restriction (other than a Transfer Restriction), charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Insider” means a person who is an officer, director or beneficial owner of more than 10% of any class of equity securities of the Issuer required to file reports pursuant to Section 16(a) of the Exchange Act or otherwise an affiliate of the Issuer within the meaning of the Securities Act (as defined below).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Settlement Date” means August 10, 2007.

 “Transfer Restriction” means, with respect to any security, any condition to or restriction on the ability of the holder thereof to sell, assign or otherwise transfer such security or to enforce the provisions thereof or of any document related thereto, whether set forth in such security itself or in any document related thereto or arising by operation of law, including, without limitation, such conditions or restrictions arising under federal, state or foreign securities laws.

2.             Sale and Purchase.  Subject to the terms of this Agreement, the Seller and the Purchaser agree that the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, on August 10, 2007 (the “Trade Date”), a number of shares of the Common Stock up to a maximum of 29,400, as specified by the Purchaser (the “Shares”) for a purchase price of $15.62 per Share for a total of $459,228.00 (the “Purchase Price”).  The Purchaser will separately provide to the Seller a confirmation or other notice detailing the Trade Date, the number of Shares sold and the Purchase Price.

3.             Seller’s Representations, Warranties and Agreements.  The Seller hereby represents, warrants and agrees on the date hereof, the Trade Date and the Settlement Date that:

(a)  (1)     The Seller is duly organized and validly existing under the laws of the United States of America. The Seller has the power to execute and deliver this Agreement and to perform the Seller’s obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(2)           Such execution, delivery and performance do not violate or conflict with any law applicable to the Seller, any provision of the Seller’s constitutional documents, any order or judgment of any court or other agency of government applicable to the Seller or any of the Seller’s assets or any contractual restriction binding on or affecting the Seller or any of the Seller’s assets;

(3)           No consent, approval, authorization or other order of, or filing with, any governmental authority or other person, is required for the execution, delivery and performance by the Seller of this Agreement or the consummation by the Seller of the transactions contemplated hereunder, except for such consents or approvals of the Issuer required pursuant to any Transfer Restriction that have been disclosed to the Purchaser and obtained by the Seller prior to the Trade Date; and

(4)           This Agreement has been duly executed and delivered by the Seller.  The Seller’s obligations under this Agreement constitute the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)           There is not pending or, to the Seller’s knowledge, threatened against the Seller any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against the Seller of this Agreement or the Seller’s ability to perform the Seller’s obligations under this Agreement.

(c)           Neither the Seller nor any person acting on behalf of the Seller has retained any broker in connection with the transactions contemplated by this Agreement.  The Seller agrees that neither the Purchaser nor any affiliate, employee, agent or representative of the Purchaser shall have any liability to the Seller or any other person with respect to any brokerage or finder’s fee or other commission in connection with the transactions contemplated by this Agreement, except as agreed in writing by the Purchaser and the Seller.

(d)           (i) The Seller is the record and beneficial owner of the Shares, free and clear of any Encumbrances; (ii) the Shares are not and will not be as of the Settlement Date subject to any Transfer Restriction, other than the Acceptable Securities Law Transfer Restriction (as defined below); and (iii) upon the transfer of the Shares to Purchaser, Purchaser will be the record and beneficial owner of such Shares, free and clear of any Encumbrances or Transfer Restrictions, other than the Acceptable Securities Law Transfer Restriction.

4.             Purchaser’s Representations, Warranties and Agreements.  The Purchaser hereby represents, warrants and agrees on the date hereof, the Trade Date and the Settlement Date that:

(a)  (1)     The Purchaser is duly organized and validly existing under the laws of the jurisdiction of the Purchaser’s organization or incorporation and, if relevant under such laws, in good standing.  The Purchaser has the power to execute and deliver this Agreement and to perform the Purchaser’s obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(2)           Such execution, delivery and performance do not violate or conflict with any law applicable to the Purchaser, any provision of the Purchaser’s constitutional documents, any order or judgment of any court or other agency of government applicable to the Purchaser or any of the Purchaser’s assets or any contractual restriction binding on or affecting the Purchaser or any of the Purchaser’s assets;

(3)           No consent, approval, authorization or other order of, or filing with, any governmental authority or other person, is required for the execution, delivery and performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated hereunder; and

(4)           This Agreement has been duly executed and delivered by the Purchaser.  The Purchaser’s obligations under this Agreement constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

5.             Conditions Precedent to Obligations of the Purchaser.  The obligations of the Purchaser hereunder are subject to the satisfaction or waiver of the following conditions precedent:

(a)           The representations and warranties of the Seller contained herein shall be true and correct as of the date hereof, the Trade Date and the Settlement Date.

(b)           The Seller shall have complied with all of the Seller’s covenants and agreements contained herein to be performed by the Seller on or prior to the Settlement Date.

(c)           The Purchaser shall have received the stock certificate referred to in Section 7, registered in the name of the Purchaser or its nominee, without any legends or endorsements thereon other than a legend to the effect that the Shares have not been registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or resold in a transaction exempt from or not subject to the registration requirements of the Securities Act (the restriction described in such legend, the “Acceptable Securities Law Transfer Restriction”).

(d)           The transfer of the Shares to the Purchaser shall have been registered on the books of the Issuer.

6.             Conditions Precedent to Obligations of the Seller.  The obligations of the Seller hereunder are subject to the satisfaction or waiver of the following conditions precedent:

(a)           The representations and warranties of the Purchaser contained herein shall be true and correct as of the date hereof, the Trade Date and the Settlement Date.

(b)           The Purchaser shall have complied with all of its covenants and agreements contained herein to be performed by it on or prior to the Settlement Date.

(c)           The Seller shall have received the wire transfer referred to in Section 7.

7.             Settlement.  (a) On August 10, 2007 (the “Settlement Date”), subject to Sections 5 and 6 of this Agreement, the Seller shall deliver to the Purchaser the Shares against payment by the Purchaser of the Purchase Price.

(b)           All Shares delivered to the Purchaser pursuant to this Agreement shall be free and clear of all Encumbrances and Transfer Restrictions, other than the Acceptable Securities Law Transfer Restriction.  The Seller shall cause the transfer of the Shares to be registered on the books of the Issuer and/or any applicable transfer agent.  The Seller shall deliver or cause the delivery to or at the direction of the Purchaser of a stock certificate representing the Shares registered in the name of the Purchaser or its nominee, with all necessary stock issuance or transfer tax stamps affixed thereto.

(c)           The Purchase Price shall be paid by wire transfer of immediately available funds to the account of the Seller as follows:

Bank Name:     The Federal Reserve Bank of New York

Bank Address:  New York, New York

Account Name:  FNMA NYC

ABA #:  026590808

Credit:    MR095

Reference Line 2:  MISSION COMMUNITY  BANCORP Stock sale

Attn:   HCD-Multifamily Operations

(d)           Each of the Purchaser and the Seller will, upon the reasonable request of the other, execute and deliver all other documents and instruments reasonably deemed necessary or desirable by the other party to fully effect the purchases and sales contemplated by this Agreement.

8.             Notices.  Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given upon receipt at the address provided on the signature page or to such other address as a party may designate by notice given as herein provided.

9.             Expenses.  Except as otherwise expressly provided herein, each party hereto will bear such party’s own expenses in connection with the purchase and sale of the Shares contemplated hereby, except that the Seller shall bear all transfer and issuance taxes, if any, imposed on such purchase and sale.

10.          Miscellaneous.  (a)  This Agreement may be executed in any number of counterparts (including by facsimile transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  This Agreement, together with the confirmation referred to in Section 2, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all oral communication and prior writings with respect thereto.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the other provisions hereof shall not be affected thereby.  The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.  No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties.  The parties acknowledge that money damages will not be a sufficient remedy for breach of this Agreement and that the parties hereto may obtain specific performance or other injunctive relief, without the necessity of posting a bond or security therefor.

(b)           APPLICABLE LAW; WAIVER OF JURY TRIAL.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE DISTRICT OF COLUMBIA (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).  THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

FANNIE MAE		MISSION COMMUNITY BANCORP

By:	/s/ Jeffery Hayward	By:	/s/ Anita M. Robinson
Name: Jeffery Hayward		Name: Anita M. Robinson
Title: Senior Vice President		Title: President & Chief Executive Officer
Date: August 10, 2007		Date: August 10, 2007

3900 Wisconsin Avenue, NW		581 Higuera Street
Washington, DC 20016		San Luis Obispo, California 93401
Attention: Jeffery Hayward		Attention:
Facsimile: 202.752.3565		Facsimile: